3rd Quarter 2009
Earnings Supplemental Information

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Taking Actions to Increase Shareholder Value

- Delivering a strong line of new products
  - Introduced strongest, most extensive laser lineup in our history over past year, strengthening presence in workgroup segment
  - First to market with line of Web-connected Inkjet AIOs targeted at small & medium businesses
  - Strong industry recognition continues
- Solid execution driving sustainable reductions in infrastructure and expense, now projecting operating expense reduction of more than $200 million in 2009 versus 2008
- Investing for the longer term
  - Driving core strategic initiatives
  - Focused on share gain in key workgroup laser and business inkjet segments
- Maintaining a strong financial position
  - More than $900 million in cash & current marketable securities
  - New 3-Year, $300 million revolver / Renewed $100 million A/R facility

LEXMARK

3Q09 Financial Dynamics

- Stronger than expected customer demand resulted in good sequential growth exceeding our expectations for both revenue and profit
- Sequential revenue growth of 6% was above expectation primarily driven by stronger than expected supplies and hardware revenue
- Both PS&SD and ISD exceeded expectations
- Year on year revenue declines improved in both hardware and supplies
- Geographically, all regions improved sequentially in revenue and profit
- First sequential growth in 3Q supplies revenue since 3Q03
- Strongest 3Q sequential percentage growth in hardware revenue since 3Q98
- Sequential unit growth in ISD due to growth in high end inkjets, PS&SD driven by growth in workgroup segment
- Operating expense(1) down $57 million year to year, down $181 million or 20% year to date
- Generated $147 million of cash from operations, up from $84 million in 2Q09

(1) Excluding restructuring-related charges and related project costs

LEXMARK

3rd Quarter Year to Year Comparison

Revenue by Geography

(Dollars in millions)	2009	2008	*% Change*
United States	$ 418	$ 494	-15%
Europe	352	402	-12%
Other International	188	235	-20%
Total Revenue(2)	$ 958	$ 1,131	-15%



U.S.
Europe
44%
37%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	*% Change*
PS&SD	$ 654	$ 760	-14%
ISD	304	371	-18%
Total Revenue(2)	$ 958	$ 1,131	-15%



PS&SD
68%
32%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 70	$ 28	$ 98	$ 124	$ 4	$ 128	-44%	-24%
ISD	21	13	34	17	10	26	25%	29%
Other	(66)	10	(57)	(87)	11	(76)	24%	25%
Total Operating Income(2)	$ 24	$ 51	$ 75	$ 54	$ 25	$ 79	-55%	-5%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

3Q09 Revenue Compared Last Year

Total revenue of $958 million declined 15% year to year (down 13% ex. currency)

- PS&SD revenue of $654 million declined 14%
  - PS&SD hardware revenue declined 22% driven by lower unit volume
    - PS&SD laser unit shipments declined 22% primarily due to continued weak economic conditions. Despite these conditions, delivered good growth in branded color laser units and workgroup laser MFP's
    - PS&SD laser AUR was about flat
- ISD revenue of $304 million declined 18%
  - ISD hardware revenue declined 30% driven by lower unit volume
    - ISD unit shipments declined 38% reflecting the weak market and ongoing transition of the inkjet product line
    - ISD AUR increased 14% driven by positive mix shift
- Supplies revenue declined 12% due to declines in both inkjet and laser supplies revenue
- Hardware revenue declined 24% primarily due to lower units
- Revenue in the U.S. declined 15%, revenue in Europe declined 12% and Other International revenue declined 20%

LEXMARK

3Q P&L Compared to Last Year

	3Q09					3Q08				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$313	$289	$24	$10	$0.13	$368	$314	$54	$37	$0.42
	32.7%	30.1%	2.5%			32.5%	27.7%	4.8%		
Restructuring-Related(1)	$12	($39)	$51	$41	$0.52	$17	($7)	$25	$18	$0.21
Non-GAAP(1)(2)	$324	$250	$75	$51	$0.65	$385	$307	$79	$55	$0.63
	33.9%	26.0%	7.8%			34.1%	27.1%	6.9%		
YY Change(1)	($61)	($57)	($4)	($4)	$0.02					
YY Chg (Bps)(1)	(20)	(110)	90							

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Maintaining Strong Financial Position – Focus on Cash Flow

- Strong Liquidity Position
  - $909M Cash & Current Marketable Securities at quarter end
  - $300M Revolver – new 3 year agreement
  - $100M A/R Facility renewed in Oct. 2009
  - $650M Debt maturing in 2013 ($350 million)/2018 ($300 million)

- Long Track Record of Solid Cash Generation
  - 16 consecutive years of positive cash flow from operations
  - $147 million 3Q09 cash flow from operations
  - Continued focus
    - A/R management
    - Inventory management
    - Maintaining strong A/P performance

LEXMARK

Cash Generation / Conversion

Cash From Operating Activities

History



History
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

3Q09

- Net cash provided by operating activities of $147 million
- Depreciation / amortization of $52 million, CAP EX of $51 million
- Since the end of 2Q, A/R increased $28 million, inventory decreased $32 million and A/P increased $63 million
- Cash conversion declined 12 days compared to 2Q09 driven by a 7 day improvement in the payables cycle and a 6 day improvement in inventory conversion
- Includes a $43M payment of German copyright fees

Shares Repurchased (*)



Shares
3.2M
17.0M
16.5M
2.7M
17.5M
2004
2005
2006
2007
2008
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$0.6B

(*) No buyback activity in first three quarters of 2009

Cash Conversion Days

	3Q09	2Q09	3Q08	2Q08
Receivables	42	41	37	38
Inventory	48	54	53	53
Payables	67	60	68	70
Cash Conversion	23	35	22	21

LEXMARK

Strong Industry Recognition Continues



X466de



Better Buys for Business EDITOR'S CHOICE 2009

C73x Series

PCWorld

Top 10 Color Lasers
C734dn



Platinum Pro905

cnet

Excellent
September 2009

#1 in Laser, #2 in Inkjet

YTD 3Q09 U.S. Product Awards



Laser
34%
12%
10%
9%
LXK
#2
#3
#4



Inkjet
33%
26%
15%
13%
#1
LXK
#3
#4

* Based on internal assessments of leading U.S. technical publications and test laboratories.
Laser printers and laser printer-based multifunction devices.

LEXMARK

October 2009 Restructuring Summary

- Lexmark is announcing additional restructuring initiatives designed to streamline its world-wide organization to improve operating efficiencies and effectiveness.
- The company continues to focus on refining its selling and service organization, reducing its general and administrative expenses, consolidating its cartridge manufacturing capacity, and enhancing the efficiency of its supply chain infrastructure.
- These moves will allow the company to better deal with the challenging world-wide economic conditions that continue to exist. Once completed, the initiatives will improve the company's operating fundamentals and position the company to capitalize on long-term growth opportunities.
- This October 2009 plan includes reductions primarily in the areas of manufacturing and supply chain, service delivery overhead, marketing and sales support, corporate overhead, and development.
- The company expects these actions to be principally complete by the end of the first quarter of 2011.
- These October 2009 actions are expected to:
  - Impact about 825 positions worldwide
  - Result in total pre-tax charges of approximately $120 million with approximately $33 million incurred in the third quarter of 2009.
  - Generate savings of approximately $70 million in 2010 and ongoing savings of $110 million beginning in 2011 with approximately 60 percent impacting operating expense and 40 percent impacting cost of goods sold.

LEXMARK

4Q09 Outlook

In the 4th quarter of 2009, the company expects:

Revenue to be up slightly sequentially

Gross profit margin(1)(2) to decrease versus 33.9% in 3Q09

Operating expense(1)(2) to be about flat compared to $250 million in 3Q09

Operating income margin(1)(2) to decrease from 7.8% in 3Q09

Effective tax rate to be about 18%

GAAP EPS of $0.11 - $0.21

- EPS of $0.50 - $0.60 excluding approximately $0.39 per share for restructuring-related activities
- GAAP EPS were $0.23 in 4Q08, or $0.75 excluding $0.52 per share for restructuring-related activities
  - 4Q08 EPS were favorably impacted by a tax credit resulting in a negative tax rate for the period

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Non-GAAP, excludes restructuring-related amounts.

(2) Based on foreign currency exchange rates as of 9/30/09.

LEXMARK

Appendix

Key Messages for Investors

Assumptions

Restructuring Summary

3Q09 GAAP to Non-GAAP Reconciliation Table

3Q09 YTD GAAP to Non-GAAP Reconciliation Table

3Q09 YTD Segment Results

2008 GAAP to Non-GAAP Reconciliation Table

2008 Segment Results

2008 Foreign Currency Exposure

Use of GAAP and Non-GAAP measures

LEXMARK

Key Messages For Investors

- Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, products and solutions to secure high value product installations and capture profitable supplies and service annuities in document and print intensive segments of the distributed printing market.
- The company has significantly improved the breadth of its laser printer-based solutions and service offerings to more fully address the opportunity and to capture profitable supplies and service annuities generated from workgroup laser devices.
- The company's goal is to build a profitable, growing and sustainable inkjet business with good margins and returns derived from a more productive / higher page generating installed base of business focused products and solutions.
- Lexmark continues to take actions to improve productivity, flexibility and efficiency in order to drive sustainable reductions in fixed infrastructure and improve the company's cost and expense structure.
- Lexmark continues to maintain a conservative capital structure with a solid balance sheet and a long track record of good cash generation, positioning it well to invest in the future and compete effectively, even during challenging times.

LEXMARK

Assumptions

2009 Assumptions

- OPEX[(1)(2)] down $200M+ YTY
- Effective tax rate ~18%
- Capital spending ~$235M
- Depreciation ~$210M
- Pension Funding ~$91M (Cash)
- German Copyright Fees ~$43M (Cash)

Long Term Cash Flow Assumptions

- Primarily driven by net income
- Modest ongoing working capital / cash cycle improvements
- Capital expenditures ~ depreciation
- Share repurchases from excess US cash
- Ongoing pension funding requirement beyond 2009
  - $25M - $35M per year under current assumptions

Notes: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.
(1) Non-GAAP, excludes restructuring related amounts. (2) Based on foreign currency exchange rates as of 9/30/09.

LEXMARK

Restructuring Summary

- Restructuring actions taken to improve Lexmark's productivity, flexibility and efficiency and in response to weak economic environment
  - 3Q09 pretax charges(1) of $51 million
    - Includes $33 million from October 2009 actions
  - 2009 expected pretax charges(1) of $133 million
    - Includes $55 million from October 2009 actions
  - 3Q09 savings(2) of $36 million
  - 2009 expected savings(2) of $131 million
    - Includes $2 million from October 2009 actions

Note:

(1) Restructuring-related charges include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Restructuring savings include savings from 2007, 2008, and 2009 actions.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	3Q09					3Q08						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	4Q08 EPS	4Q09 Guidance
GAAP	$313 32.7%	$289 30.1%	$24 2.5%	$10 1.0%	$0.13	$368 32.5%	$314 27.7%	$54 4.8%	$37 3.2%	$0.42	$0.23	$0.11 - $0.21
Restructuring-Related[1]	$12	($39)	$51	$41	$0.52	$17	($7)	$25	$18	$0.21	$0.52	$0.39
Non-GAAP[2]	$324 33.9%	$250 26.0%	$75 7.8%	$51 5.4%	$0.65	$385 34.1%	$307 27.1%	$79 6.9%	$55 4.9%	$0.63	$0.75	$0.50 - $0.60

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	3Q09 YTD					3Q08 YTD				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$927	$801	$126	$86	$1.10	$1,220	$943	$277	$222	$2.41
	33.0%	28.5%	4.5%	3.1%		35.4%	27.4%	8.0%	6.4%	
Restructuring-Related[1]	$38	($57)	$95	$78	$1.00	$27	($19)	$46	$34	$0.37
Non-GAAP[2]	$965	$743	$222	$165	$2.10	$1,248	$925	$323	$256	$2.78
	34.4%	26.5%	7.9%	5.9%		36.2%	26.8%	9.4%	7.4%	

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

GAAP to Non-GAAP Reconciliation Table

	Full Year 2008					Full Year 2007				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$1,535	$1,257	$277	$240	$2.69	$1,564	$1,242	$321	$301	$3.14
	33.9%	27.8%	6.1%	5.3%		31.4%	25.0%	6.5%	6.0%	
Restructuring-Related(1)	$42	($50)	$93	$77	$0.86	$17	($35)	$52	$41	$0.43
Scotland Entity(2)									($7)	($0.07)
Non-GAAP(3)	$1,577	$1,207	$370	$317	$3.55	$1,581	$1,207	$373	$336	$3.50
	34.8%	26.7%	8.2%	7.0%		31.8%	24.3%	7.5%	6.7%	

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK

Year To Date Results

Revenue by Geography

(Dollars in millions)	2009	2008	% Change
United States	$ 1,228	$ 1,414	-13%
Europe	1,046	1,312	-20%
Other International	533	719	-26%
Total Revenue(2)	$ 2,807	$ 3,445	-19%



U.S.
Europe
44%
37%
19%
Other International

Segment Revenue

(Dollars in millions)	2009	2008	% Change
PS&SD	$ 1,877	$ 2,264	-17%
ISD	930	1,181	-21%
Total Revenue(2)	$ 2,807	$ 3,445	-19%



PS&SD
67%
33%
ISD

Segment Operating Income

(Dollars in millions)	2009			2008			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 244	$ 35	$ 280	$ 424	$ 5	$ 429	-42%	-35%
ISD	83	38	121	118	16	134	-30%	-10%
Other	(201)	22	(179)	(265)	26	(239)	24%	25%
Total Operating Income(2)	$ 126	$ 95	$ 222	$ 277	$ 46	$ 323	-54%	-31%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Full Year 2008 Results

Revenue by Geography

(Dollars in millions)	2008	2007	*% Change*
United States	$ 1,865	$ 2,140	*-13%*
Europe	1,743	1,827	*-5%*
Other International	921	1,007	*-9%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



U.S.
Europe
41%
39%
20%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	*% Change*
PS&SD	$ 2,982	$ 2,999	*-1%*
ISD	1,547	1,975	*-22%*
Total Revenue(2)	$ 4,528	$ 4,974	*-9%*



Business
66%
34%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
PS&SD	$ 497	$ 24	$ 522	$ 612	$ 12	$ 624	-19%	-16%
ISD	137	27	164	93	12	106	47%	56%
Other	(357)	41	(316)	(384)	28	(356)	7%	11%
Total Operating Income(2)	$ 277	$ 93	$ 370	$ 321	$ 52	$ 373	-14%	-1%

Note: Refer to appendix for discussion of Management's use of GAAP and Non-GAAP measures.

(1) Restructuring-related amounts include 2006, 2007, 2008 and 2009 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2008 Foreign Currency Exposure

Revenue by Geography


U.S.
41%
39%
20%

Europe: Mostly Euro (75%-80%) and British Pound (10% - 15%)

Other International: Primarily Canadian Dollar, Brazilian Real and Australian Dollar

Cost by Currency


USD
~85%
~15%

Non-USD: Primarily Euro (25% - 30%), Japanese Yen (20% to 25%), Mexican Peso (20% to 25%) and Philippine Peso (5% to 10%)

Non-USD

Operating Expense by Currency


USD
~60%
~40%

Non-USD: Euro (45% - 50%), and a number of other currencies each representing less than 8% including the Swiss Franc, Australian Dollar and Singapore Dollar

Other Factors

- Company acts to harmonize supplies prices globally to the U.S. dollar
- Price increases cannot immediately impact laser supplies that are sold under contract (~50% at any given point in time)
- Lexmark does not hedge cash flow, but does hedge transaction exposures

LEXMARK

Use of GAAP and Non-GAAP Measures

Management believes that presenting non-GAAP measures is useful because they enhance shareholders' understanding of how management assesses the performance of the Company's businesses. Management uses non-GAAP measures for budgeting purposes, measuring actual results to budgeted projections, and allocating resources. Management uses GAAP and non-GAAP financial performance metrics for employee incentive compensation. Additionally, management reviews the performance of the Company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the Company. Management believes the specific identification of and the exclusion of the impacts of the Company's restructuring-related actions improve the shareholders' ability to assess the performance of the Company since the nature, size and amount of the actions taken by the Company can vary from period to period. Additionally, management provides both GAAP and non-GAAP measures to provide shareholders with additional information that shareholders can utilize in their own methods of evaluating the Company's performance. Management compensates for the material limitations associated with the use of non-GAAP financial measures by having specific projects involved with restructuring-related actions approved by management, along with their associated budgeted costs. Subsequently, actual costs associated with these approved restructuring-related programs are monitored and compared to budgeted costs to assure the Company's non-GAAP financial measures only exclude pre-approved restructuring-related costs. Any non-GAAP measures provided by the Company may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.